UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22011

EMERGING MARKETS DOMESTIC DEBT, INC.
(Exact name of registrant as specified in charter)

522 FIFTH AVENUE NEW YORK, NY			10036
(Address of principal executive offices)			(Zip code)

RONALD E. ROBISON 522 FIFTH AVENUE NEW YORK, NY 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-378-1630

Date of fiscal year end:	10/31

Date of reporting period:	10/31/07

Form N-CSR is to be used by management investment companies to file reports  with the Commission not later than 10 days after the transmission to  stockholders of any report that is required to be transmitted to stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its  regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR,  and the Commission will make this information public. A registrant is not  required to respond to the collection of information contained in Form N-CSR  unless the Form displays a currently valid Office of Management and Budget  ("OMB") control number. Please direct comments concerning the accuracy of the  information collection burden estimate and any suggestions for reducing the  burden to Secretary, Securities and Exchange Commission, 450 Fifth Street,  NW, Washington, DC 20549-0609. The OMB has reviewed this collection of  information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Fund’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

2007 Annual Report

October 31, 2007

Morgan Stanley
Emerging Markets Domestic Debt Fund, Inc.

Morgan Stanley
Investment Management Inc.
Investment Adviser

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

Overview (unaudited)

Letter to Stockholders

Performance

For the period from April 24, 2007 (commencement of operations) through October 31, 2007, The Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. (the “Fund”) had total returns, based on net asset value on the last business day of the period and market price per share of 10.77%, net of fees, and (2.46)% respectively. The Fund underperformed against its benchmark, the JPMorgan Government Bond Index - Emerging Markets Global Diversified Index (the “Index”) which returned 11.77% during the same period.  On October 31, 2007, the closing price of the Fund’s shares on the New York Stock Exchange was $18.93, representing a 7.6% discount to the Fund’s net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•                  Factors external to the emerging markets drove much of the turbulence in the global financial markets during the latter part of the reporting period. The main culprits were subprime mortgages and massive amounts of hung-leveraged buyout (LBO) financings.

•                  However, the volatility in these and other credit markets did not trigger a commensurate panic in the emerging markets debt (EMD) market. Emerging markets remained liquid and trading volumes stayed robust. Most emerging market countries are highly liquid and do not need access to the international capital markets. Foreign exchange (FX) reserves far exceeded short-term debt and, as such, there was no internally driven liquidity crisis in the emerging markets. Moreover, the massive accumulation of FX reserves in conjunction with the lower debt levels now commonplace across the emerging world provided comfort to investors fearing liquidity-induced corrections in other markets.

•                  Following the U.S. Federal Open Market Committee’s decision to loosen monetary policy in September and October, the EMD market rallied as investors moved to cover their short positions amid a rapid resumption of risk appetite.

Management Strategies

•                  Positive contributors to relative performance versus the Index included an overweight in Turkey. Disinflation, robust foreign direct investment flows, orderly democratic elections, and prudent fiscal and monetary management were key themes aiding Turkey’s strong performance during the period. The Turkish Lira gained 13% vs. the U.S. dollar, while yields fell by more than 300 basis points.

•                  An overweight in Brazil also benefited relative performance. Here, continued reserve accumulation, a strong trade balance, and attractive real rates helped spur the currency by 15%. During the period, Moody’s and S&P upgraded the country’s local currency long-term credit rating to Ba1 and BBB, respectively.

•                  However, detractors from relative gains included an overweight in Argentina. Argentina’s inflation-linked bonds declined during the period, reflecting investors’ doubts about the legitimacy of reported inflation.

•                  The Fund’s general underexposure to the European currency bloc further detracted from returns. Specifically, underweights in the Czech Republic and Poland hampered relative performance. During the period, both countries’ currencies rallied against the Euro, which in turn had gained significantly relative to the U.S. dollar.

•                  In our view, emerging market countries could be a source of stability for the global economy as they represent an increasing share of global growth. However, in the short term, financial assets may be subject to turmoil if investors panic and reduce their exposure to all but the highest-quality assets.

Sincerely,

Ronald E. Robison

President and Principal Executive Officer

November 2007

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2007

Portfolio of Investments
(Showing Percentage of Total Value of Investments)

	Face
	Amount		Value
	(000)		(000)
DEBT INSTRUMENTS (98.4%)
Argentina (3.8%)
Sovereign (3.8%)
Republic of Argentina,
5.83%, 12/31/33	$	(a)(b)185,900	$71,880
Brazil (18.3%)
Sovereign (18.3%)
Federative Republic of Brazil,
10.00%, 1/1/14	BRL	355,073	190,176
Nota do Tesouro Nacional,
10.00%, 7/1/10 - 1/1/17	285,020		157,329
			347,505
Chile (2.6%)
Sovereign (2.6%)
Credit Suisse First Boston, Chilean Peso Linked Notes,
5.79%, 5/2/14	$	(a)50,000	50,209
Colombia (3.8%)
Sovereign (3.8%)
Jupiter, S.p.V., Columbian Peso Linked Bonds,
13.50%, 9/15/14	(a)75,000		73,039
Egypt (4.2%)
Sovereign (4.2%)
Arab Republic of Egypt,
8.75%, 7/18/12	EGP	(c)426,980	79,708
Hungary (12.1%)
Sovereign (12.1%)
Republic of Hungary,
6.75%, 4/12/10	HUF	16,380,000	94,053
6.75%, 2/24/17	4,834,840		28,190
7.25%, 6/12/12	18,460,000		108,535
			230,778
Indonesia (15.1%)
Sovereign (15.1%)
Barclays Bank plc, Indonesian Government Bond Linked Notes,
10.00%, 7/17/17	IDR	(a)(c)800,000,000	92,567
Citigroup, Inc., Indonesian Indexed Credit Linked Unsecured Notes,
Zero Coupon, 7/19/17		$28,776	28,713
Credit Suisse, Republic of Indonesia Government Bonds Credit Linked Notes,
10.00%, 7/17/17	IDR	(c)154,683,530	17,898
Republic of Indonesia Government,
10.00%, 7/15/17		$500,000,000	$57,854
JPMorgan Chase & Co., London, Indonesian Treasury Bill Linked Notes,
10.00%, 7/19/17 - 9/17/24	IDR	(c)807,525,000	91,157
			288,189
Malaysia (4.7%)
Sovereign (4.7%)
Government of Malaysia,
3.72%, 6/15/12	MYR	295,000	88,897
Mexico (11.3%)
Sovereign (11.3%)
Mexican Bonos,
8.00%, 12/17/15	MXN	767,000	72,456
9.50%, 12/18/14	56,000		5,725
10.00%, 12/5/24 - 11/20/36	1,189,849		135,827
			214,008
Peru (0.8%)
Sovereign (0.8%)
Republic of Peru,
12.25%, 8/10/11	PEN	38,000	15,310
South Africa (11.3%)
Sovereign (11.3%)
Republic of South Africa,
13.00%, 8/31/10	ZAR	(b) 1,159,000	196,695
Standard Bank plc, African Currency Basket Linked Bonds, Zero Coupon, 5/21/08	$	(a)19,000	19,109
			215,804
Turkey (10.4%)
Sovereign (10.4%)
Republic of Turkey, Zero Coupon,
11/26/08 - 5/6/09	TRY	280,309	197,267
TOTAL DEBT INSTRUMENTS (Cost $1,798,441)			1,872,594

The accompanying notes are an integral part of the financial statements.

	Face
	Amount	Value
	(000)	(000)
U.S. Treasury Security (0.1%)
United States (0.1%)
U.S. Treasury Bill
4.03%, 4/24/08 (Cost $1,496)	$ (d)1,525	$1,496

	No. of
	Contracts
PUT OPTION PURCHASED (0.4%)
Turkey (0.4%)
Turkish Lira Put @ $1.297, expiring 7/4/08 (Cost $22,080)	185,000,000	7,016

	Shares
SHORT-TERM INVESTMENT (1.1%)
United States (1.1%)
Investment Company
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class (Cost $21,731)	(e)21,730,833	21,731
TOTAL INVESTMENTS (100.0%) (Cost $1,843,748)		1,902,837
LIABILITIES IN EXCESS OF OTHER ASSETS		(401,774)
NET ASSETS		$1,501,063

(a)	Variable/Floating Rate Security — Interest rate changes on these intruments are based on changes in a designated base rate. The rates shown are those in effect on October 31, 2007.
(b)	Denotes all or a portion of securities subject to repurchase under the Reverse Repurchase Agreements as of October 31, 2007.
(c)	144A Security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(d)	Rate shown is the Yield to Maturity at October 31, 2007.
(e)	See Note G within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
BRL	— Brazilian Real
EGP	— Egyptian Pound
HUF	— Hungary Forint
IDR	— Indonesian Rupiah
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
PEN	— Peruvian Nuevo Sol
TRY	— Turkish Lira
ZAR	— South African Rand

Total Return Swap Contracts

The Fund had the following total return swap agreement(s) open at period end:

				Notional		Unrealized
				Amount		Appreciation
Swap Counterparty	Pay	Receive	Termination Date	(000)		(000)
Citigroup	USD-LIBOR-BBA + 0.20%	7.34%	2/13/17	RUB	982,224	$1,663

BBA — British Bankers’ Association

LIBOR — London Inter Bank Offer Rate

RUB — Russian Ruble

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2007

Portfolio of Investment (cont’d)
(Showing Percentage of Total Value of Investments)

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or investment type, as a percentage of total investments.

*                 Investment types which do not appear in the above graph, as well as those which represent less than 0.5% of total investments, if applicable, are included in the category labeled “Other”.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2007

Statement of Assets and Liabilities

October 31, 2007
(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $1,822,017)	$1,881,106
Investments in Security of Affiliated Issuer, at Value (Cost $21,731)	21,731
Total Investments in Securities, at Value (Cost $1,843,748)	1,902,837
Cash	1,711
Interest Receivable	44,019
Unrealized Appreciation on Swap Agreements	1,663
Foreign Currency, at Value (Cost $1,275)	1,358
Receivable from Affiliate	5
Total Assets	1,951,593
Liabilities:
Payable For:
Reverse Repurchase Agreements	229,699
Line of Credit	215,932
Investment Advisory Fees	1,603
Investments Purchased	1,496
Due to Broker	1,424
Administration Fees	128
Custodian Fees	101
Directors’ Fees and Expenses	@—
Other Liabilities	147
Total Liabilities	450,530
Net Assets
Applicable to 73,317,736 Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$1,501,063
Net Asset Value Per Share	$20.47
Net Assets Consist of:
Common Stock	$733
Paid-in Capital	1,399,403
Undistributed (Distributions in Excess of) Net Investment Income	36,010
Accumulated Net Realized Gain (Loss)	3,346
Unrealized Appreciation (Depreciation) on:
Investments	59,089
Swap Agreements	1,663
Foreign Currency Translations	819
Net Assets	$1,501,063

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

Financial Statements

Statement of Operations

Year Ended
October 31, 2007
(000)
Investment Income
Interest from Securities of Unaffiliated Issuers	$85,850
Interest from Security of Affiliated Issuer	3,337
Total Investment Income	89,187
Expenses
Investment Advisory Fees (Note B)	9,379
Interest Expense on Reverse Repurchase Agreements	5,473
Country Tax Expense#	1,245
Administration Fees (Note C)	750
Custodian Fees (Note D)	365
Professional Fees	120
Commitment Fees	72
Stockholder Reporting Expenses	38
Custody Overdraft Expense	23
Maintenance Fees on Line of Credit	12
Directors’ Fees and Expenses	9
Stockholder Servicing Agent Fees	6
Other Expenses	104
Expenses Before Interest Expense	17,596
Interest Expense on Line of Credit (Note H)	6,369
Total Expenses	23,965
Expense Offset (Note D)	(30)
Rebate from Morgan Stanley Affiliated Cash Sweep (Note G)	(69)
Net Expenses	23,866
Net Investment Income (Loss)	65,321
Net Realized Gain (Loss) on:
Investments	15,918
Foreign Currency Transactions	12,302
Swaps	(20,169)
Options Written	10,393
Net Realized Gain (Loss)	18,444
Change in Unrealized Appreciation (Depreciation) on:
Investments	59,089
Swap Agreements	1,663
Foreign Currency Translations	819
Change in Unrealized Appreciation (Depreciation)	61,571
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	80,015
Net Increase (Decrease) in Net Assets Resulting from Operations	$145,336

^                  For the Period from April 24, 2007 (commencement of operations) to October 31, 2007.

#                 CPMF (Provisional Contribution on Financial Transactions) is a Brazilian federal tax imposed on certain banking transactions and account withdrawals. The Tax is charged based on the value of the transaction.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

Financial Statements

Statement of Changes in Net Assets

Period Ended
October 31, 2007^
(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$65,321
Net Realized Gain (Loss)	18,444
Change in Unrealized Appreciation (Depreciation)	61,571
Net Increase (Decrease) in Net Assets Resulting from Operations	145,336
Distributions from and/or in Excess of:
Net Investment Income	(43,991)
Capital Share Transactions:
Fund Shares Sold (73,317,736 shares, Net of Expenses of $651,000)	1,399,618
Total Increase (Decrease)	1,500,963
Net Assets:
Beginning of Period	100
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $36,010)	$1,501,063

^                  For the Period from April 24, 2007 (commencement of operations) to October 31, 2007.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

Financial Statements

Statement of Cash Flows

Year Ended
October 31, 2007^
(000)

Cash Flows From Operating Activities:
Proceeds from Sales and Maturities of Investments	$952,412
Purchases of Investments	(2,733,165)
Net (Increase) Decrease in Short-Term Investments	(23,227)
Net (Increase) Decrease in Foreign Currency Holdings	(1,275)
Net Realized Gain (Loss) for Foreign Currency Translations	12,302
Net Realized Gain (Loss) on Swaps	(20,169)
Net Realized Gain (Loss) on Options Written	10,393
Net Investment Income	65,321
Adjustments to Reconcile Net Investment Income to Net Cash Provided (Used) by Operating Activities:
Net (Increase) Decrease in Receivables Related to Operations	(43,288)
Net Increase (Decrease) in Payables Related to Operations	3,784
Accretion/Amortization of Discounts and Premiums	(20,930)
Net Cash Provided (Used) by Operating Activities	(1,797,842)
Cash Flows from Financing Activities:
Cash Received for Reverse Repurchase Agreements	958,601
Cash (Paid) for Reverse Repurchase Agreements	(730,075)
Cash Received for Line of Credit	215,300
Proceeds from Portfolio Shares Sold	1,399,718
Cash Dividends and Distributions Paid	(43,991)
Net Cash Received (Paid) from Financing Activities	1,799,553
Net Increase (Decrease) in Cash	1,711
Cash at Beginning of Period	—
Cash at End of Period	$1,711

Supplemental Disclosure of Cash Flow Information:
Interest Paid on Line of Credit during the Period	$6,369

^ For the Period from April 24, 2007 (commencement of operations) to October 31, 2007.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

Financial Highlights

Selected Per Share Data and Ratios

	Period from
	April 24, 2007^
	to October 31, 2007
Net Asset Value, Beginning of Period	$19.10
Net Investment Income (Loss)†	0.90
Net Realized and Unrealized Gain (Loss) on Investments	1.07
Total from Investment Operations	1.97
Distributions from and/or in Excess of:
Net Investment Income	(0.60)
Net Asset Value, End of Period	$20.47
Per Share Market Value, End of Period	$18.93
TOTAL INVESTMENT RETURN:
Market Value	(2.46	)%**
Net Asset Value (1)	10.77	%**
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$1,501,063
Ratio of Expenses to Average Net Assets	3.24	%*‡
Ratio of Expenses Excluding Interest Expense and Country Tax Expense to Average Net Assets	2.21	%*‡
Ratio of Net Investment Income (Loss) to Average Net Assets	8.88	%*‡
Portfolio Turnover Rate	58	%**

(1)

Total investment return based on net asset value per share on the last business day of the period reflects the effects of changes in net asset value on the performance of the Fund during the period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder’s investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.

†	Per share amount is based on average shares outstanding.
^	Commencement of Operations
*	Annualized
**	Not Annualized
‡

Includes the impact of the rebate of certain Fund’s expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. The impact of the rebate was 0.01% on the ratios.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2007

Notes to Financial Statements

The Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. (the “Fund”) was incorporated in Maryland on January 25, 2007 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek a high level of current income, with a secondary investment objective of long-term capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal circumstances, at least 80% of its managed assets in emerging markets domestic debt.

The Fund is authorized to issue 100,000,000 shares of $0.01 par value common stock and 50,000,000 shares of $0.01 par value preferred stock. The Fund had no operations until April 24, 2007, other than matters relating to its organization and registration and sale and issuance to Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”) of 5,236 shares of common stock at an aggregate purchase price of $100,000. The Adviser, on behalf of the Fund, will incur all of the Fund’s organizational costs, estimated at $10,000. The Adviser also has agreed to pay the amount by which the offering costs of the Fund (other than the sales load) exceed $0.04 per share of the Fund’s common shares. The aggregate offering expenses (other than the sales load) currently are estimated to be $600,000 (including amounts to be paid by the Adviser). On April 24, 2007, the Fund sold 63,750,000 common shares in an initial public offering. Proceeds to the Fund were $1,217,025,000 after deducting underwriting commissions and $600,000 of offering expenses. On May 7, 15 and 29, 2007 the Fund sold 6,000,000, 2,000,000 and 1,562,500 common shares, respectively, pursuant to an over allotment agreement with the underwriters for net proceeds of $182,643,750 after deducting underwriting commissions.

A.      Accounting Policies:   The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.                            Security Valuation:   Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and ask prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Director”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.                            Repurchase Agreements:   The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In

Notes to Financial Statements (cont’d)

connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements. At October 31, 2007, the Fund did not have any outstanding repurchase agreements.

3.                            Reverse Repurchase Agreements:   The Fund may enter into reverse repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements also involve credit risk with the counterparty to the extent that the value of securities subject to repurchase exceed the Fund’s liability under the reverse repurchase agreement. Securities subject to repurchase under reverse repurchase agreements, if any, are designated as such in the Portfolio of Investments.

At October 31, 2007, the Fund had reverse repurchase agreements outstanding with Lehman Brothers as follows:

Lehman Brothers Agreement	Maturity in less than 365 Days
Value of Securities Subject to Repurchase	$268,575,000
Liability Under Reverse Repurchase Agreement	$229,699,000
Weighted Average Days to Maturity	40.42

4.                            Foreign Currency Translation:   The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•      investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

•      investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A significant portion of the Fund’s managed assets consist of securities of issuers located in emerging markets or which are denominated in foreign currencies. Such investments may be concentrated in a limited number of countries and

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2007

Notes to Financial Statements (cont’d)

regions and may vary throughout the year. Changes in currency exchange rates will affect the value of and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

5.                            Derivatives:   The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund’s investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund has utilized and their associated risks:

Foreign Currency Exchange Contracts: The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Purchased & Written Options: The Fund may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, the Fund, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a put option, the Fund, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current market price.

The Fund may purchase call and put options on its securities or other financial instruments. The Fund may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. The Fund may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Options written for period ended October 31, 2007 were as follows:

	Number of Contracts (000)	Premiums Received (000)
Options Outstanding — April 24, 2007*	—	$—
Options Written	1,520,000	55,116
Options Terminated in Closing Purchase Transactions	(1,520,000)	(55,116)
Options Expired	—	—
Options Exercised	—	—
Options Outstanding — October 31, 2007	—	$—

* Commencement of operations.

Securities Sold Short:   The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2007

Notes to Financial Statements (cont’d)

may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Fund’s obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Fund will either place in a segregated account with its custodian or denote on its custody records an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Structured Securities:  The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities (“Structured Securities”) backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

Over-the-Counter Trading:  Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant spreads may exist between bid and ask prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

Swap Agreements:  The Fund may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Cash collateral for swap agreements, if applicable, is deposited with the broker serving as counterparty to the agreement, and is included in “Due from (to) Broker” on the Statement of Assets & Liabilities. The following summarizes swaps entered into by the Fund:

Credit Default Swaps:  Credit default swaps involve commitments to pay a fixed rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest, bankruptcy, or restructuring. The Fund accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swap contracts on the Statement of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded within realized gain (loss) on swaps in the Statement of Operations. Credit default swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

Interest Rate Swaps:  Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The Fund accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swap contracts on the Statement of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded within realized gain (loss) on swaps on the Statement of Operations. In a zero-coupon interest rate swap, payments only occur at maturity, at which time one counterparty pays the total compounded fixed rate over the life of the swap and the other pays the total compounded floating rate that would have been earned had a series of LIBOR investments been rolled over

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2007

Notes to Financial Statements (cont’d)

through the life of the swap. The Fund amortizes its interest payment obligation over the life of the swap. The amortized portion of this payment is recorded in the Statement of Operations as an adjustment to interest income. The unamortized portion of this payment is included in “Due from (to) Broker” on the Statement of Assets and Liabilities. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

Total Return Swaps:   Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligtion, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

Realized gains or losses on maturity or termination of swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the unrealized gain/loss reported in the Statement of Assets & Liabilities may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received, if any, at the date of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the related amounts shown in the Statement of Assets & Liabilities.

6.                            New Accounting Pronouncements:   In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent Securities and Exchange Commission (“SEC”) guidance allows implementing FIN 48 in the Fund NAV calculations as late as the Fund’s last NAV calculation in the first required financial statement period. As a result, the Fund will incorporate FIN 48 in its next semi-annual report. The impact to the Fund’s financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – including an amendment of FASB Statement No. 115.” (“SFAS 159”), which is effective for fiscal years beginning after November 15, 2007. SFAS 159 permits entities to elect to measure certain financial assets and liabilities at fair value. The fair value option may be applied instrument by instrument, is irrevocable and is applied only to entire instruments and not to portions of instruments. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. Management is currently evaluating the impact the adoption of SFAS 159 will have on the Fund’s financial statement disclosures.

7.                            Other:   Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis and discounts and premiums on investments purchased are accreted or amortized in accordance with the effective yield method over their respective lives, except where collection is in doubt. Distributions to stockholders are recorded on the ex-dividend date.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2007

Notes to Financial Statements (cont’d)

B.  Investment Advisory Fees:   The Adviser provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the “Agreement”). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund’s average weekly managed assets.

C.  Administration Fees:   MS Investment Management also serves as Administrator to the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the administration fee is 0.08% of the Fund’s average weekly net assets. Under a sub-administration agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the administration agreement, except pricing services and extraordinary expenses, are covered under the administration fee.

D.  Custodian Fees:   JPMorgan Chase Bank, N.A., (the “Custodian”) and its affiliates serve as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Fund’s expenses. These custodian credits are shown as “Expense Offset” in the Statement of Operations.

E.  Federal Income Taxes:   It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid from net investment income during the period was aproximately $43,991,000.

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to gains and losses on foreign options, foreign futures and swap transactions, resulted in the following reclassifications among the components of net assets at October 31, 2007:

Increase (Decrease)
Accumulated
Undistributed
(Distributions in
Excess of)	Accumulated
Net Investment	Net Realized	Paid-in
Income (Loss)	Gain (Loss)	Capital
(000)	(000)	(000)
$14,680	$(15,098)	$418

At October 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gain
(000)	(000)
$55,734	$—

At October 31, 2007, the U.S. Federal income tax cost basis of investments was approximately $1,846,679,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $57,042,000 of which $94,802,000 related to appreciated securities and $37,760,000 related to depreciated securities.

F.  Contractual Obligations:   The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However,

Notes to Financial Statements (cont’d)

the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G.  Security Transactions and Transactions with Affiliates:   The Fund invests in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class, an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of advisory and administrative fees paid by Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class. For the year ended October 31, 2007, advisory fees paid were reduced by $69,000 relating to the Fund’s investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.

A summary of the Fund’s transactions in shares of the affiliated issuer during the year ended October 31, 2007 is as follows:

Market Value				Market Value
April 24,	Purchases	Sales	Interest	October 31,
2007^	at Cost	Proceeds	Income	2007
(000)	(000)	(000)	(000)	(000)
$—	$1,991,589	$1,969,858	$3,337	$21,731

^ Commencement of Operations

During the year ended October 31, 2007, the Fund made purchases and sales totaling approximately $2,734,661,000 and $880,921,000 respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

During the year ended October 31, 2007, the Fund incurred no brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliate of the Adviser.

H.  Credit Facility:   The Fund will use the proceeds from the use of leverage to purchase additional securities consistent with the Fund’s investment objectives, policies and strategies. The Fund has engaged J.P. Morgan Securities Inc. to arrange a syndicate of lenders to provide a revolving line of credit facility in the amount of up to $200,000,000 which amount may be increased to $400,000,000 under certain circumstances. Pursuant to the agreement among the parties, JPMorgan Chase Bank, N.A., as lender (the “Lender”) has agreed to commit up to $75,000,000 of the facility amount. The facility is expected to have the following terms and conditions, among others: The term of the facility is 364 days, which term may be extended under certain conditions. The loans under the facility will bear interest at a rate per annum, at the election of the Fund, equal to (a) the higher of (i) the Conduit Lender’s prime rate and (ii) the Federal Funds Effective Rate or (b) the rate of LIBOR for the applicable interest period plus a spread of 0.30%. The loans will be secured by a fully perfected first priority lien on all of the assets of the Fund capable of being pledged. There will be a commitment fee on the unused portion of the facility in the amount of 0.08% of the average daily unused portion of the credit facility. The average borrowings for the period ended October 31, 2007 were approximately $210,982,000 during a period of 178 days. During the same period, the Fund paid approximately $6,369,000 in interest expense associated with the outstanding balances.

I.  Other:   On June 20, 2007, the Board approved a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund’s shares trade from their net asset value. The Fund expects to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

On August 21, 2007, the Officers of the Fund, pursuant to authority granted by the Directors, declared a distribution of $0.60 per share, derived from net investment income. The distribution represents a period longer than a normal quarter due to the start-up period of the Fund. Of this dividend, $0.50 represents the current quarterly dividend which equates to a current annualized distribution of 10.5% based on net proceeds to the Fund of $19.10, an 11.6% annualized distribution rate based on August 21, 2007 closing price of $17.31, and an 11.0% annualized distribution rate based on the current NAV of $18.13.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2007

Notes to Financial Statements (cont’d)

For More Information About Portfolio Holdings (unaudited)

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the SEC on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public web-site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by periodically providing the information on its public website, www.morganstanley.com/msim.

The Fund provides a complete schedule of portfolio holdings on the public website on a calendar-quarter basis approximately 31 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public website approximately 15 business days following the end of each month. You may obtain copies of the Fund’s monthly or calendar-quarter website postings, by calling 1(800) 221-6726.

Proxy Voting Policy and Procedures and Proxy Voting Record (unaudited)

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC’s web site at www.sec.gov.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2007

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Emerging Markets Domestic Debt Fund, Inc., (the “Fund”), including the portfolio of investments, as of October 31, 2007, and the related statements of operations, changes in net assets, cash flows and the financial highlights for the period from April 24, 2007 (commencement of operations) to October 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. at October 31, 2007, the results of its operations, its changes in its net assets, cash flows and the financial highlights for the period from April 24, 2007 (commencement of operations) to October 31, 2007, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 19, 2007

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

Morgan Stanley Institutional Closed End Funds
An Important Notice Concerning Our
U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual investors in Morgan Stanley Institutional closed end funds.  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders.  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others. We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•                  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•                  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•                  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•                  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•                  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2007

Morgan Stanley Institutional Closed End Funds
An Important Notice Concerning Our
U.S. Privacy Policy (cont’d)

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2007

Director and Officer Information (unaudited)

Independent Directors:

				Number of
				Portfolios in
				Fund
				Complex
				Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time		Independent	Other Directorships Held by
Independent Director	Registrant	Served*	Principal Occupation(s) During Past 5 Years	Director**	Independent Director
Frank L. Bowman (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator—Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996- 2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.	171	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Michael Bozic (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 2004

Private Investor; Chairperson of the Valuation, Insurance and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987- 1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				173	Director of various business organizations.

Kathleen A. Dennis (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	171	None.

Dr. Manuel H. Johnson (57) c/o Johnson Smick Group, Inc. 888 16th Street, NW Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) international economic commission; formerly Chairperson of the Audit Committee (July 1991- September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	173	Director of NVR, Inc. (home construction); Director of KFX Energy; Director of RBS Greenwich Capital Holdings (financial holding company).

Director and Officer Information (unaudited)

				Number of
				Portfolios in
				Fund
				Complex
				Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time		Independent	Other Directorships Held by
Independent Director	Registrant	Served*	Principal Occupation(s) During Past 5 Years	Director**	Independent Director
Joseph J. Kearns (64) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001- July 2003); formerly CFO of the J. Paul Getty Trust.	174	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation and the UCLA Foundation.

Michael F. Klein (48) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	171	Director of certain investment funds managed or sponsored by Aetos Capital LLC.

Michael E. Nugent (70) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairman of the Board and Director	Chairman of the Boards since July 2006 and Trustee since July 1991	General Partner of Triumph Capital, L.P. private investment partnership; Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Chairperson of the Insurance Committee (until July 2006) and Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988).	173	None.

W. Allen Reed (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	171	Director of GMAC (financial services) and Temple-Inland Industries (packaging, banking and forest products); Director of Legg Mason and Director of the Auburn University Foundation.

Fergus Reid (74) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	174	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2007

Director and Officer Information (cont’d)

Interested Directors:

Number of
Portfolios in
Fund
Complex
Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time		Interested	Other Directorships Held by
Interested Director	Registrant	Served*	Principal Occupation(s) During Past 5 Years	Director**	Interested Director
James F. Higgins (58) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	173	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*       This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

**     The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP and Morgan Stanley Investment Advisors Inc.).

Director and Officer Information (cont’d)

Executive Officers:

	Position(s) Held	Length of Time
Name, Age and Address of Executive Officer	with Registrant	Served*	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (67) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	President since September 2005 and Principal Executive Officer since May 2003

President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc.

J. David Germany (52) Morgan Stanley Investment Management Limited 20 Bank Street Canary Wharf London, United Kingdom E144AD	Vice President	Since February 2006

Managing Director and (since December 2005) Chief Investment Officer—Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Limited; Vice President of the Retail and Institutional Funds (since February 2006).

Dennis F. Shea (53) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 2006

Managing Director and (since February 2006) Chief Investment Officer— Global Equity of Morgan Stanley Investment Management; Vice President of the Retail and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Amy R. Doberman (44) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2004

Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (43) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer	Since October 2004

Managing Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Managing Director and Chief Compliance Officer of Morgan Stanley Investment Management. Formerly, Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (40) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Since December 1997

Executive Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2007

Director and Officer Information (cont’d)

	Position(s) Held	Length of Time
Name, Age and Address of Executive Officer	with Registrant	Served*	Principal Occupation(s) During Past 5 Years
Mary E. Mullin (39) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

James W. Garrett (38) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003

Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds. Formerly with PriceWaterhouse LLP (now PricewaterhouseCoopers LLP).

*                 This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

In accordance with Section 303A. 12(a) of the New York Stock Exchange Listed Company Manual, the Fund’s Annual CEO Certification certifying as to compliance with NYSE’s Corporate Governance Listing Standards was submitted to the Exchange on April 26, 2007.

The Fund’s Principal Executive Officer and Principal Financial Officer Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s N-CSR and are available on the Securities and Exchange Commission’s Website at http://www.sec.gov.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

Dividend Reinvestment Plan

Pursuant to the Dividend Reinvestment Plan (the “Plan”), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the “Plan Agent”) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent’s fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant’s behalf. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, Rhode Island 02940-3078

1(800) 231-2608

Morgan Stanley
Emerging Markets Domestic Debt Fund, Inc.

Directors

Michael E. Nugent

Frank L. Bowman

Michael Bozic

Kathleen A. Dennis

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

W. Allen Reed

Fergus Reid

Officers

Michael E. Nugent

Chairman of the Board and Director

Ronald E. Robison

President and Principal Executive Officer

J. David Germany

Vice President

Dennis F. Shea

Vice President

Amy R. Doberman

Vice President

Stefanie V. Chang Yu

Vice President

James W. Garrett

Treasurer and Chief Financial Officer

Carsten Otto

Chief Compliance Officer

Mary E. Mullin

Secretary

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

Custodian

JPMorgan Chase Bank, N.A.

270 Park Avenue

New York, New York 10017

Stockholder Servicing Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, Massachusetts 02021

Legal Counsel

Clifford Chance US LLP

31 West 52nd Street

New York, New York 10019-6131

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund’s net asset value per share and information regarding the investments comprising the Fund’s portfolio, please call 1(800) 231-2608 or visit our website at www.morganstanley.com/msim. All investments involve risks, including the possible loss of principal.

© 2007 Morgan Stanley

MSIFEDDANN IU07-05325I-Y11/07

Item 2.  Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

1

2007

	Registrant		Covered Entities(1)
Audit Fees	$46,500		N/A

Non-Audit Fees
Audit-Related Fees	$—		$781,800	(2)
Tax Fees.	$3,100	(3)	$59,185	(4)
All Other Fees	$—		$74,100	(5)
Total Non-Audit Fees.	$3,100		$915,085

Total	$49,600		$915,085

2006

	Registrant		Covered Entities(1)
Audit Fees	$45,000		N/A

Non-Audit Fees
Audit-Related Fees	$—		$706,000	(2)
Tax Fees	$3,000	(3)	$79,422	(4)
All Other Fees	$—		$524,678	(5)
Total Non-Audit Fees	$3,000		$1,310,100

Total	$48,000		$1,310,100

  N/A- Not applicable, as not required by Item 4.

(1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3) Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax returns.

(4) Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities and assistance in obtaining a private letter ruling.

(5) All Other Fees represent attestation services provided in connection with performance presentation standards and a compliance review project performed.

2

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit

(1)          This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

3

Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general

4

pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

5

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Van Kampen Asset Management

6

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Frank Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

Refer to Item 1.

7

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund’s/Trust’s and its Investment Advisor’s Proxy Voting Policies and Procedures are as follows:

POLICY APPROVED MARCH 15, 2007

MORGAN STANLEY INVESTMENT MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES

I.              POLICY STATEMENT

Introduction - Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds—collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

8

Proxy Research Services - Institutional Shareholder Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to:  (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II.            GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

A.            Routine Matters.  We generally support routine management proposals. The following are examples of routine management proposals:

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•      Approval of financial statements and auditor reports.

•      General updating/corrective amendments to the charter.

•      Most proposals related to the conduct of the annual meeting, with the following exceptions. We may oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment.  However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported. Finally, we generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B.            Board of Directors

1.     Election of directors: In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.     We withhold or vote against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards, generally as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for a NYSE company with dispersed ownership, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Non-independent directors under NYSE standards include an employee or an individual with an immediate family member who is an executive (or in either case was in such position within the previous three years). A director’s consulting arrangements with the company, or material business relationships between the director’s employer and the company, also impair independence. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards.

b.     Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committees.

c.     We consider withholding support or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the

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public shareholders. This includes consideration for withholding support or voting against individual board members or an entire slate if we believe the board is entrenched and dealing inadequately with performance problems, and/or with insufficient independence between the board and management.

d.     We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. In the context of the U.S. market, these would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board.

e.     We generally withhold support from or vote against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

f.      We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

2.     Board independence:  We generally support proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

3.     Board diversity:  We consider on a case-by-case basis proposals urging diversity of board membership with respect to social, religious or ethnic group.

4.     Majority voting:  We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

5.     Proposals to elect all directors annually:  We generally support proposals to elect all directors annually at public companies (to “declassify” the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis.

6.     Cumulative voting:  We generally support proposals to eliminate cumulative voting (which provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). Proposals to establish cumulative voting in the election of directors generally will not be supported.

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7.     Separation of Chairman and CEO positions:  We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

8.     Director retirement age:  Proposals recommending set director retirement ages are voted on a case-by-case basis.

9.     Proposals to limit directors’ liability and/or broaden indemnification of directors.  Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

C.            Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

D.            Changes in legal and capital structure. We generally vote in favor of management proposals for technical and administrative changes to a company’s charter, articles of association or bylaws. We review non-routine proposals, including reincorporation to a different jurisdiction, on a case-by-case basis.

1.     We generally support the following:

•      Proposals that eliminate other classes of stock and/or eliminate unequal voting rights.

•      Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

•      Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

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•      Proposals to authorize share repurchase plans.

•      Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•      Proposals to effect stock splits.

•      Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•      Proposals for higher dividend payouts.

2.     We generally oppose the following (notwithstanding management support):

•      Proposals that add classes of stock that would substantially dilute the voting interests of existing shareholders.

•      Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

•      Proposals to create “blank check” preferred stock.

•      Proposals relating to changes in capitalization by 100% or more.

E.             Takeover Defenses and Shareholder Rights

1.     Shareholder rights plans:  We support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).

2.     Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.     Shareholder rights to call meetings:  We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4.     Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the

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Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

F.             Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). Proposals requiring auditors to attend the annual meeting of shareholders will be supported. We generally vote against proposals to indemnify auditors.

G.            Executive and Director Remuneration.

1.     We generally support the following proposals:

•      Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

•      Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•      Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•      Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.     Blanket proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

3.     Proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its current and past practices.

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4.     Proposals to U.S. companies that request disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission (“SEC”) regulations generally will not be supported.

5.     We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

6.     Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

H.                                                    Social, Political and Environmental Issues. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

I.                                                         Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III.           ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the “Corporate Governance Team”). The Committee, which is appointed by MSIM’s Chief Investment Officer of Global Equities (“CIO”), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The

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Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A.            Committee Procedures

The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM’s Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3)  determine how to vote matters for which specific direction has not been provided in this Policy.

Members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable.  Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ.  Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available.  If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

B.            Material Conflicts of Interest

In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

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The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.            Identification of Material Conflicts of Interest

A potential material conflict of interest could exist in the following situations, among others:

1.     The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

2.     The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.     Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

1.     If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.     If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.     If the Research Providers’ recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request

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a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

D.            Proxy Voting Reporting

The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP (“AIP”).

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due

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consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.     Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.     Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

FUND MANAGEMENT

PORTFOLIO MANAGEMENT.  As of the date of this report, the Fund is managed by members of the Emerging Markets team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and the overall execution of the strategy of the Fund are Paul Psaila, an Executive Director of the Adviser and Eric Carlson, an Executive Director of the Adviser.

Mr. Psaila has been associated with the Adviser in an investment management capacity since February 1994 and began managing the Fund in September 1997.  Mr. Carlson has been associated with the Adviser in an investment management capacity since September 1997 and began managing the Fund in January 2006.

The composition of the team may change from time to time.

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OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

As of October 31, 2007:

Mr. Psaila managed five registered investment companies with a total of approximately $5.9 billion in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $624.5 million in assets; and 12 other accounts with a total of approximately $1.3 billion in assets.

Mr. Carlson managed four registered investment companies with a total of approximately $5.2 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser and/or Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.  In addition, a conflict of interest could exist to the extent the Investment Adviser and/or Sub-Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Investment Adviser’s and/or Sub-Adviser’s employee benefits and/or deferred compensation plans.  The portfolio manager may have an incentive to favor these accounts over others.  If the Investment Adviser and/or Sub-Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Investment Adviser and/or Sub-Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.  The Investment Adviser and/or Sub-Adviser have adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser and/or Sub-Adviser.

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     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

•           Cash Bonus.

•           Morgan Stanley’s Long Term Incentive Compensation awards - a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

•           Investment Management Alignment Plan (IMAP) awards - a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser and/or Sub-Advisor or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund..

•           Voluntary Deferred Compensation Plans - voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Investment Adviser and/or Sub-Advisor or its affiliates; and/or (2) in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•           Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund’s/account’s primary benchmark, indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

•           Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•           Contribution to the business objectives of the Investment Adviser and/or Sub-Adviser.

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•           The dollar amount of assets managed by the portfolio manager.

•           Market compensation survey research by independent third parties.

•           Other qualitative factors, such as contributions to client objectives.

•           Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

     As of October  31, 2007, the portfolio managers did not own any share of the Fund.

Item 9. Closed-End Fund Repurchases

None.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Emerging Markets Domestic Debt Fund, Inc.

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
December 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
December 20, 2007

/s/ James Garrett
James Garrett
Principal Financial Officer
December 20, 2007